UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2020

Tortoise Energy Independence Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

811-22690	45-5176345
(Commission file number)	(IRS employer identification no.)

5100 W. 115th Place, Leawood, KS	66211
(Address of principal executive offices)	(Zip code)

913-981-1020
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NDP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 26, 2020, the Board of Directors of Tortoise Energy Independence Fund, Inc., a nondiversified, closed-end management investment company (the “Company”), amended and restated in its entirety the bylaws of the Company (the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and incorporated herein by reference.

On October 26, 2020, the Company issued a press release in connection with the adoption of the Amended and Restated Bylaws, which is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

No.	Description
3.1	Amended and Restated Bylaws
99.1	Press Release, dated October 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tortoise Energy Independence Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date: October 27, 2020